SECURITIES AND EXCHANGE COMMISSION


                              Washington, D.C.  20549

                                 ________________

                                     FORM 8-K

                                  CURRENT REPORT

                      Pursuant to Section 13 or 15(d) of the

                          Securities Exchange Act of 1934

         Date of Report (Date of earliest event reported) November 4, 1995


                          SEARS ROEBUCK ACCEPTANCE CORP.

                (Exact name of registrant as specified in charter)


   Delaware                      1-4040                  51-0080535
(State or Other               (Commission             (IRS Employer
Jurisdiction of               File Number)            Identification No.)
Incorporation)



3711 Kennett Pike, Greenville, Delaware                     19807
(Address of principal executive offices)                    (Zip Code)







Registrant's telephone number, including area code (302) 888-3112

Item 5.     Other Events.

      On November 4, 1995, officers of Sears Roebuck Acceptance Corp. (the "Company"), pursuant to resolutions adopted by the Board of Directors of the Company dated March 15, 1995 and March 24, 1995, established a series of the Company's securities, as provided for in the Indenture dated as of May 15, 1995, between the Company and Chase Manhattan Bank, N.A., as Trustee, designated as Medium-Term Notes Series I and filed herewith as Exhibit 4.

Item 7.     Financial Statements, Pro Forma Financial Information and
            Exhibits.

            4           Form of Medium-Term Note Series I.

            5 Opinion of Robert J. Pence dated November 20, 1995, relating to the validity of the Form of Note filed herewith as Exhibit 4.

            23          Consent of Robert J. Pence (included in Exhibit
                        5).

                                    SIGNATURES





            Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.



                                          SEARS ROEBUCK ACCEPTANCE CORP.





Date:  November 28, 1995                  By:/S/Keith E. Trost
                                                KEITH E. TROST
                                                President

                                   EXHIBIT INDEX

4           Form of Medium-Term Note Series I.

5 Opinion of Robert J. Pence dated November 20, 1995, relating to the validity of the Form of Note filed herewith as Exhibit 4.

23          Consent of Robert J. Pence (included in Exhibit 5).